Other investments	12 Months Ended
Dec. 31, 2019
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Other investments
22. Other investments

	Investments designated as measured at FVTOCI £m	Investments measured at FVTPL £m	2019 £m	Investments designated as measured at FVTOCI £m	Investments measured at FVTPL £m	2018 £m
At 1 January	1,250	72	1,322	869	49	918
Additions	274	3	277	363	9	372
Net fair value movements through Other comprehensive income	314	—	314	166	—	166
Net fair value movements through profit or loss	—	(14)	(14)	—	20	20
Disposals and settlements	(57)	(5)	(62)	(89)	(6)	(95)
Transfers to Assets held for sale	—	—	—	(59)	—	(59)

At 31 December	1,781	56	1,837	1,250	72	1,322

Other investments comprise
non-current
equity investments which are recorded at fair value at each balance sheet date. For investments traded in an active market, the fair value is determined by reference to the relevant stock exchange quoted bid price. For other investments, the fair value is estimated by management with reference to relevant available information, including the current market value of similar instruments, recent financing rounds and discounted cash flows of the underlying net assets. Net fair value movements include the impact of exchange (losses of £66 million through Other comprehensive income and £2 million through profit or loss) (2018 – gains of £48 million and £4 million respectively).
Other investments include listed investments of £1,128 million (2018 – £656 million).
GSK has elected to designate the majority of its equity investments as measured at fair value through other comprehensive income (FVTOCI). The most significant of these investments held at 31 December 2019 were in 23andMe in which the Group holds 14.5% of the common stock, Progyny, Inc. in which the Group holds 12.5%, Theravance Biopharma, Inc. in which the Group holds 17.0% and Lyell Immunopharma, Inc in which the Group holds 15.0%. These investments had a fair value at 31 December 2019 of £227 million (2018 – £229 million), £213 million (2018 – £21 million), £189 million (2018 – £194 million) and £155 million, respectively. No other investment is individually material. The other investments include equity stakes in companies with which GSK has research collaborations and in companies which provide access to biotechnology developments of potential interest.
On disposal of equity investments measured at FVTOCI, the accumulated fair value movements are reclassified from the fair value reserve to retained earnings. Investments with a fair value of £57 million (2018 – £148 million) were disposed of during the year. The cumulative gain on these investments after tax was £4 million (2018 – £56 million).
Certain other investments, such as investments in funds with limited lives, are measured at fair value through profit or loss (FVTPL).
Investments with a fair value of £5 million were disposed of during the year.
Cumulative impairments on those Other investments designated as measured at FVTOCI under IFRS 9 were transferred from retained earnings to the fair value reserve on 1 January 2018 on adoption of IFRS 9.